Vanguard Institutional Target Retirement 2050 Fund

Schedule of Investments (unaudited)
As of June 30, 2019

		Market
		Value
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (54.2%)
Vanguard Total Stock Market Index Fund Institutional Shares	113,732,476	8,308,157

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	325,258,453	5,506,625

U.S. Bond Fund (7.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	98,596,754	1,073,719

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Admiral Shares	19,981,720	457,182
Total Investment Companies (Cost $13,493,406)		15,345,683
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 2.499% (Cost $3,098)	30,981	3,099
Total Investments (100.1%) (Cost $13,496,504)		15,348,782
Other Assets and Liabilities-Net (-0.1%)		(16,999)
Net Assets (100%)		15,331,783

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by
Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern Time) on the valuation date.

B. Various inputs may be used to determine the value of the fund's investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund's own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Schedule of Investments.

At June 30, 2019, 100% of the market value of the fund's investments was determined based on
Level 1 inputs.

Institutional Target Retirement 2050 Fund

C. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					June 30,
	2018		from	Realized	Change in		Capital Gain	2019
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App.(Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	681	NA1	NA1	(2)	1	129	—	3,099
Vanguard Total Bond
Market II Index Fund	876,026	290,841	146,091	(1,690)	54,633	20,746	—	1,073,719
Vanguard Total
International Bond
Index Fund	358,043	93,372	14,814	(119)	20,700	10,089	—	457,182
Vanguard Total
International Stock
Index Fund	4,437,779	1,135,081	—	3,122	(69,357)	118,488	—	5,506,625
Vanguard Total Stock
Market Index Fund	6,661,087	1,587,094	83,657	48	143,585	104,548	—	8,308,157
Total	12,333,616	3,106,388	244,562	1,359	149,562	254,000	—	15,348,782

1	Not applicable—purchases and sales are for temporary cash investment purposes.